SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549



                               FORM 11-K
                             ANNUAL REPORT
                    Pursuant to Section 15(d) of the
                    Securities Exchange Act of 1934





(Mark One):

  X      ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES  EXCHANGE ACT
-----    OF 1934.
         For the fiscal year ended December 31, 1997

                                       OR

         TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
         For the transition period from __________ to ___________

Commission File number 333-09167

         A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                            Dominion Resources, Inc.
                             Employee Savings Plan

         B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                            DOMINION RESOURCES, INC.
                                P. O. Box 26532
                       901 East Byrd Street - Suite 1700
                         Richmond, Virginia 23261-6111

                            DOMINION RESOURCES, INC.

                             EMPLOYEE SAVINGS PLAN

                              FINANCIAL STATEMENTS

                               TABLE OF CONTENTS







                                                                 Pages

Independent Auditors' Report                                       F-2

Financial Statements:

         Statements of Net Assets Available for Benefits
         as of December 31, 1997 and 1996                          F-3

         Statements of Changes in Net Assets Available
          for Benefits for the Years Ended
          December 31, 1997, 1996 and 1995                         F-4

         Notes to Financial Statements                             F-5 - F-21

Supplemental Schedules as of December 31, 1997:

         Item 27a - Schedule of Assets Held for Investment
                           Purposes                                F-22

         Item 27d - Schedule of Reportable Transactions            F-23


Schedules Omitted:

The following schedules are omitted because of the absence of the conditions under which they are required, or because the required information is included in the financial statements or notes thereto:

Schedules I, II and III.

INDEPENDENT AUDITORS REPORT

To the Organization and Compensation Committee of the Board of Directors of Virginia Electric and Power Company

We have audited the accompanying financial statements of the Dominion Resources, Inc. Employee Savings Plan (the Plan) as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, listed in the Table of Contents on page F-1. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets available for benefits of the Plan at December 31, 1997 and 1996, and the changes in net assets available for plan benefits for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules listed in the Table of Contents are presented for purposes of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These schedules are the responsibility of the Plan's management. Such schedules have been subjected to the auditing procedures applied in our audit of the basic 1997 financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.




Richmond, Virginia
May 29, 1998

                            DOMINION RESOURCES, INC.
                             EMPLOYEE SAVINGS PLAN
                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                                                                              December 31,
ASSETS                                                                                1997                    1996
------                                                                        ---------------------    --------------------

Investments (Notes 1 and 2):
  Dominion Resources, Inc., Common Stock                                             $ 227,358,045           $ 228,662,129
  Common/Collective Trusts                                                              83,467,788              57,850,573
  Interest in Certus Stable Value Fund                                                  44,640,390              39,215,119
  Mutual Funds                                                                         101,096,713              61,943,145
  Loans To Participants at Face Value                                                    9,620,638               7,130,991
                                                                              ---------------------    --------------------

     Total Investments                                                                 466,183,574             394,801,957

Receivables:
  Interest                                                                                 232,683                 208,833
  Other                                                                                  2,219,510               1,442,346
                                                                              ---------------------    --------------------

     Total Receivables                                                                   2,452,193               1,651,179

  Cash                                                                                     123,233
                                                                                                                     2,709
                                                                              ---------------------    --------------------


     Total Assets                                                                      468,759,000             396,455,845
                                                                              ---------------------    --------------------


Liabilities - Other                                                                        602,594                 332,207
                                                                              ---------------------    --------------------


    Net Assets Available for Benefits                                                $ 468,156,406           $ 396,123,638
                                                                              =====================    ====================






The accompanying notes are an integral part of the financial statements.

                            DOMINION RESOURCES, INC.
                             EMPLOYEE SAVINGS PLAN
           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                                               For the Years Ended December 31,
                                                   ----------------------------------------------------------

                                                         1997                1996                 1995
                                                   ------------------  ------------------   -----------------
Investment income:
   Net appreciation/(depreciation)
      in fair value of investments (Note 5)            $  51,284,949     $   (7,870,296)       $  50,082,305
   Dividend income                                        17,266,136          18,287,095          19,244,113
   Interest and other income                               3,610,729           2,047,417             892,225
                                                   ------------------  ------------------   -----------------


      Total investment income                             72,161,814          12,464,216          70,218,643

Contributions:
   Participant (Note 1)                                   23,543,017          22,092,365          22,329,543
   Participating companies (Note 1)                        7,457,675           7,752,850           8,363,366
                                                   ------------------  ------------------   -----------------


      Total additions                                    103,162,506          42,309,431         100,911,552
                                                   ------------------  ------------------   -----------------


Benefits paid to participants                             30,900,004          34,560,571          40,517,577
Administrative expenses                                      165,007             417,964             346,936
                                                   ------------------  ------------------   -----------------


      Total deductions                                    31,065,011          34,978,535          40,864,513
                                                   ------------------  ------------------   -----------------


Net increase before transfer                              72,097,495           7,330,896          60,047,039

Transfer of participants' assets to/(from)
   the Plan (to)/from other plans:                          (64,727)           2,224,545             325,430
                                                   ------------------  ------------------   -----------------


Net increase                                              72,032,768           9,555,441          60,372,469

Net assets available for benefits:
   Beginning of year                                     396,123,638         386,568,197         326,195,728
                                                   ------------------  ------------------   -----------------


   End of year                                         $ 468,156,406       $ 396,123,638       $ 386,568,197
                                                   ==================  ==================   =================









The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997 AND 1996
-------------------------------------------

1.       DESCRIPTION OF PLAN

         The following description of the Dominion Resources, Inc. Employee Savings Plan (the Plan) provides only general information. Participants should refer to the Plan document for a more complete description of the Plan's provisions.

         a. GENERAL - The Plan is a defined contribution pension plan covering all full-time salaried employees of the Virginia Electric and Power Company (the Company) who have one year of service and are age 18 or older. The Company, a wholly-owned subsidiary of Dominion Resources, Inc. (DRI), is the designated Plan sponsor, fiduciary and administrator. Mellon Bank serves as the trustee of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

         b.       CONTRIBUTIONS -

                  Prior to June 1, 1996:

                                Under the terms of the Plan,  participants
                  could make contributions to the Plan under the Regular Option and the Savings Plus Option. The Regular Option allowed participants to make after-tax contributions to the Plan. The Savings Plus Option allowed participants to contribute to the Plan with before-tax dollars.

                               A maximum  of 16% of the  participant's  eligible
                  earnings could be invested in the Plan. Of this 16%, up to 10% could be invested on a tax-deferred basis under the Savings Plus Option. The Participating Companies (noted in Note 1d) contributed a matching amount equivalent to 50% of each participant's contributions, not to exceed 3% of the participant's eligible earnings, which was used to purchase DRI common stock.

                  Effective June 1, 1996:

                               A maximum  of 17% of the  participant's  eligible
                  earnings and 9% of highly compensated employee's eligible earnings can be invested in the Plan. Of the 17%, up to 12% can be invested on a tax-deferred basis. The Participating Companies contribute a matching amount equivalent to 50% of each participant's contributions, not to exceed 3% of the participant's eligible earnings, which is used to purchase DRI common stock.

         c. PARTICIPANT ACCOUNTS - Each participant's account is credited with the participant's contributions and withdrawals, as applicable, and allocations of (a) the Company's contributions and (b) Plan earnings, and debited with an allocation of administrative expenses. Allocations are based on participant earnings or account balances, as defined. Forfeited balances of terminated participants' non-vested accounts are used to reduce future Participating Companies' contributions. The benefit to which a participant is entitled is the benefit that can be provided from the participant's account.

         d. PLAN PARTICIPANTS - Any subsidiary of DRI may adopt the Plan for the benefit of its qualified salaried employees subject to approval of the Board of Directors of the Company. Currently only Dominion Resources, Inc., Dominion Energy, Dominion Capital, Vidalia Audit, Inc. and Company employees are participating in the Plan.

                  There were 5,443 and 5,801 participants in the Plan as of December 31, 1997 and 1996, respectively.

         e.       VESTING -

                  Prior to June 1, 1996:

                  Participants became vested in their own contributions immediately and in the Participating Companies' matching contributions at the earlier of (a) the beginning of the third year following the year in which the contribution was made or
                  (b) the date the participant completed five years of service with the Company. Matching contributions vested immediately for participants aged 55 or older.

                  Effective June 1, 1996:

                  Participants become vested in their own contributions and the earnings on these amounts immediately, and in the participating companies' matching contributions and earnings after 3 years of service. Matching contributions vest immediately for participants aged 55 or older.

         f.       INVESTMENT OPTIONS -

                  Prior to June 1, 1996:

                  The Plan provided for employee contributions to be invested in the following funds:

                  Dominion Resources, Inc. (DRI) Common Stock Fund - All investments are in DRI Common Stock or cash equivalent investments for partial shares.

                  Interest-Bearing Fund - This fund's focus was on preservation of principal and the primary investments were in high quality fixed income securities.

                  Balanced Fund - Thirty percent of this fund was invested in equity securities and the residual was invested in fixed income securities. It was designed to produce stable long-term principal growth.

                  America's Utility Fund - Investments were in the common stock of electric, gas and telephone utilities, which were intended to provide high income and moderate principal growth. America's Utility Fund was sponsored and administered by a subsidiary of DRI.

                  Equity Index Fund - The objective was to provide a return equal to the return of the U.S. stock market as measured by the Standard and Poor's 500 Composite Stock Price Index.

                  Loan Fund - Participants were allowed to borrow against their vested balance and repay the amount over a three-or four-year period.

                  Participating Companies' matching contributions were invested only in the DRI Common Stock Fund and could not be transferred to other funds.

                  Employee contributions could have been invested in any option (except the loan fund) in 10% increments totaling to 100%. Changes in investment options could have been selected four times a year, to be effective the first day of each quarter.

                  Effective June 1, 1996:

                  The Plan provides for employee contributions to be invested in the following:

                  (1)  Common Stock:

                  Dominion Resources, Inc. (DRI) Common Stock Fund - All investments are in DRI Common Stock or cash equivalent investments for partial shares.

                  (2)  Interest in Certus Stable Value Fund:

                  Certus Stable Value Fund - The fund invests in investment contracts of insurance companies and commercial banks and U.S. Government or agency backed bonds.

                  (3)  Mutual Funds:

                  Premier Managed Income Fund - The fund invests primarily in investment-grade corporate and U.S. Government obligation and in obligation having maturities of 10 years or less.

                  Dreyfus Balanced Fund, Inc. - The fund invests in equity and debt securities of domestic and foreign issuers.

                  The Crabbe Huson Equity Fund, Inc. - The fund invests in common stock that have large market capitalization.

                  Templeton Foreign Fund - The fund invests primarily in equity and debt securities of companies and governments outside the U.S.

                  Warburg Pincus Emerging Growth Fund - The fund invests in equity securities of primarily domestic emerging growth companies.

                  (4) Common/Collective Trust:

                  Equity Index Fund - The fund invests primarily in the 500 stocks of the S&P 500 and may also invest in exchange traded options and financial futures.

                  Upon enrollment in the Plan, a participant may direct employee contributions in any option (except the loan fund) in 1% increments totaling to 100%. Changes in investment options may be made at any time and become effective with the subsequent pay period. Participants can make unlimited transfers among existing funds.

                  Company matching contributions are automatically contributed into the DRI Common Stock fund. However, participants who are under age 50 may transfer 50% of the value of their Company Match Account into another investment option, while participants who are age 50 and over may transfer 100% of the value of the Company Match Account.

         f. LOANS TO PARTICIPANTS - Participants are eligible to secure loans against their plan assets and repay the amount over a one-to five-year period. The maximum loan amount is the lesser of:

                  o     50% of the vested account balance
                  o $50,000 (reduced by the maximum outstanding loan balance during the prior twelve months)

                  The loans are interest-bearing at one percentage point above the prime rate of interest. The rate is determined every quarter; however, the rate is fixed at the inception of the loan for the life of the loan.

                  Participants make repayments to the Plan on a monthly basis. Any defaults in loans result in a reclassification of the remaining loan balances as taxable distributions to the participants.

         g. PAYMENT OF BENEFITS - Distributions from the Plan are recorded on the valuation date when a participant's valid withdrawal request is processed by the record keeper. On termination of service, a participant may elect to receive either a lump-sum amount equal to the value of the participant's vested interest in his or her account, or defer the payment to a future time no later than the year in which the participant attains age 70 1/2. There were no amounts payable to participants at December 31, 1997 and 1996.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a.        VALUATION OF INVESTMENTS:

                  (1) Stock Fund - The  investments of the Stock Fund are stated
                      at fair value based on closing sales prices reported on recognized securities exchanges on the last business day of the year.

                  (2) Mutual Funds - Investments  in mutual funds are valued at quoted market prices which represent the net asset values of shares held by the Plan at year-end.

                  (3) Common/Collective      Trusts     -     Investments     in
                      common/collective trust funds (funds) are stated at estimated fair values, which have been determined based on the unit values of the funds. Unit values are determined by the bank sponsoring such funds by dividing the fund's net assets by its units outstanding at the valuation dates.

                  (4) Investment Contracts - The guaranteed investment contracts within the Certus Stable Value Fund are valued at contract value. Contract value represents contributions made under the contract, plus earnings, less Plan withdrawals and administrative expenses.

         b. INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date.

         c. EXPENSES - The Plan's expenses are accrued as incurred and paid by the Plan, as provided by the Plan document.

         d. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.       CHANGE IN TRUSTEE

         Effective June 1, 1996, Mellon Trust, Mellon Bank, N.A. became the Trustee of the Plan. The prior Trustee was Signet Trust Company with respect to the DRI Common Stock Fund, America's Utility, Equity Income and Balance Funds. NationsBank served as Trustee of the Plan with respect to the Interest Bearing Fund.

4.       INVESTMENTS EXCEEDING 5% OF NET ASSETS

         The following table represents the fair value of investments exceeding 5% of the Plan's net assets at each year end:


                                                                        1997                     1996
                                                                  ------------------       ------------------
           Investment at Fair Value as Determined
              by Quoted Market Price:
                    DRI Common Stock                                  $ 227,358,045            $ 228,662,129
                    Dreyfus Balance Fund                                 47,064,871               39,029,616
                                                                  ------------------       ------------------
                                                                        274,422,916              267,691,745
           Investments at Estimated Fair Value:
                    Mellon EB Daily Liquidity Index Fund                 82,903,904               57,233,393
                                                                  ------------------       ------------------

                                                                      $ 357,326,820            $ 324,925,138
                                                                  ==================       ==================


5.       NET APPRECIATION (DEPRECIATION) IN FAIR VALUE OF INVESTMENTS

         The Plan's investments (including investments bought, sold, as well as held during the year) appreciated (depreciated) in value by $51,284,949 in 1997, ($7,870,296) in 1996 and $50,082,305 in 1995, as follows:


       a.  Realized Gains/(Loss)                                   1997                1996                 1995
                                                             -----------------   ------------------   -----------------
               Investment at fair value as determined by
                 quoted market price:
                   Common Stock                                  $  4,151,677       $    1,982,764        $  2,753,725
                   U.S. Treasury Notes                                                                         102,473
                                                                            -                    -

                   Interest in Certus Stable Value Fund                 1,157                    -                   -
                   Mutual Funds                                     9,873,380            1,787,621             175,324
                                                             -----------------   ------------------   -----------------

                                                                   14,026,214            3,770,385           3,031,522
               Investments at estimated fair value:
                   Common/Collective Trust Funds                    3,703,099            3,605,296                 676
                                                             -----------------   ------------------   -----------------

                                                                 $ 17,729,313       $    7,375,681        $  3,032,198
                                                             =================   ==================   =================

       b.  Unrealized Gains/(Loss)                                 1997                1996                 1995
                                                             -----------------   ------------------   -----------------
               Investment at fair value as determined by
                 quoted market price:
                   Common Stock                                  $ 17,986,445        $(21,274,904)        $ 31,861,335
                   U.S. Treasury Bill                                                                          112,656
                                                                            -                    -

                   Interest in Certus Stable Value Fund                     -                    -                   -
                   Mutual Funds                                   (1,683,672)            1,037,481           5,217,311
                                                             -----------------   ------------------   -----------------
                                                                   16,302,773         (20,237,423)          37,191,302
               Investments at estimated fair value:
                   Common/Collective Trust Funds                   17,252,863            4,991,446           9,858,805
                                                             -----------------   ------------------   -----------------

                                                                 $ 33,555,636        $(15,245,977)        $ 47,050,107
                                                             =================   ==================   =================




       c.  Net Appreciation/(Depreciation)
               in Fair Value of Investment                         1997                1996                 1995
                                                             -----------------   ------------------   -----------------
               Investment at fair value as determined
                 by quoted market price:
                   Common Stock                                  $ 22,138,122        $(19,292,140)        $ 34,615,060
                   U.S. Treasury Bill                                       -                    -             112,656
                   U.S. Treasury Notes                                      -                    -             102,473
                   Interest in Certus Stable Value Fund                 1,157                    -                   -
                   Mutual Funds                                     8,189,708            2,825,102           5,392,635
                                                             -----------------   ------------------   -----------------
                                                                   30,328,987         (16,467,038)          40,222,824
               Investments at estimated fair value:
                   Common/Collective Trust Funds                   20,955,962            8,596,742           9,859,481
                                                             -----------------   ------------------   -----------------

                                                                 $ 51,284,949       $  (7,870,296)        $ 50,082,305
                                                             =================   ==================   =================

6.       PLAN TERMINATION

         Although it has not expressed any intention to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions set forth in ERISA. In the event of any termination of the Plan, or upon complete or partial discontinuance of contributions, the accounts of each affected participant shall become fully vested.

7.       BY FUND INFORMATION

         The net assets available for benefits on a by fund basis and the changes in net assets available for benefits on a by fund basis are as follows:

                 Dominion Resources, Inc. Employee Savings Plan
             Statement of Net Assets Available for Benefits by Fund
                                December 31, 1997

                                                                                Participant Directed
                                                                     --------------------------------------------


                                                                           DRI Common           Certus Stable
Assets                                                Total                Stock Fund             Value Fund
------                                         --------------------  ----------------------  --------------------
Investments (Notes 1 and 2):
  Common stock                                    $    227,358,045      $       97,187,920
  Common/collective trust                               83,467,788                 192,941
  Interest in Certus Stable Value Fund                  44,640,390                              $     44,640,390
  Mutual funds                                         101,096,713
  Loans                                                  9,620,638
                                               --------------------  ----------------------  --------------------
Total investments                                      466,183,574              97,380,861            44,640,390

Receivables:
  Interest                                                 232,683                   2,603               225,973
  Other                                                  2,219,510               1,340,584
                                               --------------------  ----------------------  --------------------
Total receivables                                        2,452,193               1,343,187               225,973
  Cash                                                     123,233                  27,211                   730
                                               --------------------  ----------------------  --------------------
Total assets                                           468,759,000              98,751,259            44,867,093
                                               --------------------  ----------------------  --------------------
  Liabilities - other                                      602,594                  74,403
                                               --------------------  ----------------------  --------------------
Net assets available for benefits                 $    468,156,406      $       98,676,856      $     44,867,093
                                               ====================  ======================  ====================





                                                                   Participant Directed (continued)
                                              -------------------------------------------------------------------
                                                                              Mellon EB
                                                       Dreyfus             Daily Liquidity        Crabbe Huson
Assets                                              Balance Fund              Index Fund          Equity Fund
------                                        -------------------------  --------------------  ------------------
Investments (Notes 1 and 2):
  Common stock
  Common/collective trust                                                   $     82,903,904
  Interest in Certus Stable Value Fund
  Mutual funds                                  $           47,064,871                            $   16,949,424
  Loans
                                              -------------------------  --------------------  ------------------
Total investments                                           47,064,871            82,903,904          16,949,424

Receivables:
  Interest
  Other
                                              -------------------------  --------------------  ------------------
Total receivables                                                    -                     -                   -
  Cash                                                          93,573                   597
                                              -------------------------  --------------------  ------------------
Total assets                                                47,158,444            82,904,501          16,949,424
                                              -------------------------  --------------------  ------------------
  Liabilities - other                                          130,247                                   117,551
                                              -------------------------  --------------------  ------------------
Net assets available for benefits               $           47,028,197      $     82,904,501      $   16,831,873
                                              =========================  ====================  ==================

                 Dominion Resources, Inc. Employee Savings Plan
             Statement of Net Assets Available for Benefits by Fund
                                December 31, 1997


                                                                          Participant Directed (Cont'd)
                                              --------------------------------------------------------------------------------------

                                                    Premier             Templeton            Warburg Pincus
                                                    Managed              Foreign                Emerging                 Loan
                                                  Income Fund             Fund                Growth Fund                Fund
                                              -------------------  -------------------  ------------------------  ------------------
Assets
------
Investments (Notes 1 and 2):
  Common stock
  Common/collective trust                                                                                            $      112,524
  Interest in Certus Stable Value Fund
  Mutual funds                                   $     3,176,350      $    11,224,996     $          22,681,072
  Loans                                                                                                                   9,620,638
                                              -------------------  -------------------  ------------------------  ------------------
Total investments                                      3,176,350           11,224,996                22,681,072           9,733,162

Receivables:
  Interest                                                                                                                      513
  Other
                                              -------------------  -------------------  ------------------------  ------------------
Total receivables                                              -                    -                         -                 513

  Cash                                                                             (2)                                       (2,943)
                                              -------------------  -------------------  ------------------------  ------------------
Total assets                                           3,176,350           11,224,994                22,681,072           9,730,732
                                              -------------------  -------------------  ------------------------  ------------------
  Liabilities - Other                                      7,409               71,872                   115,164
                                              -------------------  -------------------  ------------------------  ------------------
Net Assets Available for benefits                $     3,168,941      $    11,153,122     $          22,565,908      $    9,730,732
                                              ===================  ===================  ========================  ==================


                                                  Non-Participant
                                                     Directed
                                                -------------------


                                                    DRI Common
                                                    Stock Fund
                                                -------------------
Assets
------
Investments (Notes 1 and 2):
  Common stock                                       $ 130,170,125
  Common/collective trust                                  258,419
  Interest in Certus Stable Value Fund
  Mutual funds
  Loans
                                                -------------------
Total investments                                      130,428,544

Receivables:
  Interest                                                   3,594
  Other                                                    878,926
                                                -------------------
Total receivables                                          882,520

  Cash                                                       4,067
                                                -------------------
Total assets                                           131,315,131
                                                -------------------
  Liabilities - Other                                       85,948
                                                -------------------
Net Assets Available for benefits                    $ 131,229,183
                                                ===================

                 Dominion Resources, Inc. Employee Savings Plan
             Statement of Net Assets Available for Benefits by Fund
                                December 31, 1996

                                                                   Participant Directed
                                               ------------------------------------------------------------------


                                                                           DRI Common           Certus Stable
Assets                                                Total                Stock Fund             Value Fund
------                                         --------------------  ----------------------  --------------------
Investments (Notes 1 and 2):
  Common stock                                    $    228,662,129       $     103,835,472
  Common/collective trust                               57,850,573                 140,187
  Interest in Certus Stable Value Fund                  39,215,119                              $     39,215,119
  Mutual funds                                          61,943,145
  Loans                                                  7,130,991
                                               --------------------  ----------------------  --------------------
Total investments                                      394,801,957             103,975,659            39,215,119

Receivables:
  Interest                                                 208,833                   5,789               199,539
  Other                                                  1,442,346                 619,314
                                               --------------------  ----------------------  --------------------
Total receivables                                        1,651,179                 625,103               199,539
  Cash                                                       2,709
                                               --------------------  ----------------------  --------------------
Total assets                                           396,455,845             104,600,762            39,414,658
                                               --------------------  ----------------------  --------------------


  Liabilities - other                                      332,207                  53,092
                                               --------------------  ----------------------  --------------------

Net assets available for benefits                 $    396,123,638       $     104,547,670      $     39,414,658
                                               ====================  ======================  ====================

                                                                       Participant Directed (continued)
                                                  -------------------------------------------------------------------

                                                                                  Mellon EB
                                                           Dreyfus             Daily Liquidity        Crabbe Huson
Assets                                                  Balance Fund              Index Fund           Equity Fund
------                                            -------------------------  --------------------  -------------------
Investments (Notes 1 and 2):
  Common stock
  Common/collective trust                                                       $     57,233,393
  Interest in Certus Stable Value Fund
  Mutual funds                                      $           39,029,616                            $     7,039,667
  Loans
                                                  -------------------------  --------------------  -------------------
Total investments                                               39,029,616            57,233,393            7,039,667

Receivables:
  Interest
  Other                                                             78,519
                                                  -------------------------  --------------------  -------------------
Total receivables                                                   78,519                     -                    -
  Cash
                                                  -------------------------  --------------------  -------------------
Total assets                                                    39,108,135            57,233,393            7,039,667
                                                  -------------------------  --------------------  -------------------


  Liabilities - other                                                                                          29,775
                                                  -------------------------  --------------------  -------------------

Net assets available for benefits                   $           39,108,135      $     57,233,393      $     7,009,892
                                                  =========================  ====================  ===================

                 Dominion Resources, Inc. Employee Savings Plan
             Statement of Net Assets Available for Benefits by Fund
                                December 31, 1996


                                                                        Participant Directed (Cont'd)
                                              ----------------------------------------------------------------------------------

                                                   Premier             Templeton          Warburg Pincus
                                                   Managed              Foreign              Emerging                Loan
Assets                                           Income Fund             Fund               Growth Fund              Fund
------                                        ------------------   -----------------   ---------------------  ------------------
Investments (Notes 1 and 2):
  Common stock
  Common/collective trust                                                                                       $       308,467
  Interest in Certus Stable Value Fund
  Mutual funds                                  $     1,490,159      $    4,537,727            $  9,845,976
  Loans
                                                                                                                      7,130,991
                                              ------------------   -----------------   ---------------------  ------------------
Total investments                                     1,490,159           4,537,727               9,845,976           7,439,458

Receivables:
  Interest                                                                                                                1,378
  Other
                                              ------------------   -----------------   ---------------------  ------------------
Total receivables                                             -                   -                       -               1,378

  Cash                                                    1,666                                                           1,043
                                              ------------------   -----------------   ---------------------  ------------------

Total assets                                          1,491,825           4,537,727               9,845,976           7,441,879
                                              ------------------   -----------------   ---------------------  ------------------


  Liabilities - Other                                    19,035              56,127                 110,353
                                              ------------------   -----------------   ---------------------  ------------------

Net Assets Available for benefits               $     1,472,790      $    4,481,600        $      9,735,623     $     7,441,879
                                              ==================   =================   =====================  ==================

                                                       Non-Participant
                                                           Directed
                                                    ----------------------


                                                          DRI Common
Assets                                                    Stock Fund
------                                              ----------------------
Investments (Notes 1 and 2):
  Common stock                                               $124,826,657
  Common/collective trust                                         168,526
  Interest in Certus Stable Value Fund
  Mutual funds
  Loans

                                                    ----------------------
Total investments                                             124,995,183

Receivables:
  Interest                                                          2,127
  Other                                                           744,513
                                                    ----------------------
Total receivables                                                 746,640

  Cash
                                                    ----------------------

Total assets                                                  125,741,823
                                                    ----------------------


  Liabilities - Other                                              63,825
                                                    ----------------------

Net Assets Available for benefits                            $125,677,998
                                                    ======================

                 Dominion Resources, Inc. Employee Savings Plan
        Statement of Changes in Net Assets Available for Benefits by Fund
                        For Year Ended December 31, 1997


                                                                           Participant Directed
                                                    -----------------------------------------------------------------
                                                                                                        Certus
                                                                                DRI Common              Stable
                                                           Total                Stock Fund            Value Fund
                                                    --------------------  ----------------------  -------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)              $     51,284,949     $         9,298,012       $        1,158
  Dividend income                                            17,266,136               6,363,373

Interest and other income                                     3,610,729                  19,056            2,633,317
                                                    --------------------  ----------------------  -------------------
   Total investment income                                   72,161,814              15,680,441            2,634,475
                                                    --------------------  ----------------------  -------------------


Contributions:
  Participant (Note 1)                                       23,543,017               2,615,112            3,173,056
  Participating companies (Note 1)                            7,457,675
                                                    --------------------  ----------------------  -------------------
   Total additions                                          103,162,506              18,295,553            5,807,531
                                                    --------------------  ----------------------  -------------------

Benefits paid to participants                                30,900,004               6,676,627            4,887,344
Administrative expenses                                         165,007                  39,392               20,203
                                                    --------------------  ----------------------  -------------------
   Total deductions                                          31,065,011               6,716,019            4,907,547
                                                    --------------------  ----------------------  -------------------

Net increase/(decrease) before transfers                     72,097,495              11,579,534              899,984

Interfund transfers, net                                              -             (17,650,575)           4,542,962

Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                               (64,727)                225,445                9,489
                                                    --------------------  ----------------------  -------------------
Net increase                                                 72,032,768              (5,845,596)           5,452,435
Net assets available for benefits:
  Beginning of year                                         396,123,638             104,522,452           39,414,658
                                                    --------------------  ----------------------  -------------------
  End of year                                          $    468,156,406      $       98,676,856      $    44,867,093
                                                    ====================  ======================  ===================



                                                                       Participant Directed (continued)
                                                  -------------------------------------------------------------------
                                                                               Mellon EB
                                                         Dreyfus            Daily Liquidity          Crabbe Huson
                                                       Balance Fund            Index Fund            Equity Fund
                                                   --------------------  ----------------------  --------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)            $       5,627,656     $        18,009,278      $      2,403,589
  Dividend income                                              848,922               1,532,321                33,431

Interest and other income                                      245,734
                                                   --------------------  ----------------------  --------------------
   Total investment income                                   6,722,312              19,541,599             2,437,020
                                                   --------------------  ----------------------  --------------------


Contributions:
  Participant (Note 1)                                       2,565,734               5,493,143             3,056,811
  Participating companies (Note 1)
                                                   --------------------  ----------------------  --------------------
   Total additions                                           9,288,046              25,034,742             5,493,831
                                                   --------------------  ----------------------  --------------------

Benefits paid to participants                                3,327,585               4,290,462               349,371
Administrative expenses                                         13,516                  47,181                 4,608
                                                   --------------------  ----------------------  --------------------
   Total deductions                                          3,341,101               4,337,643               353,979
                                                   --------------------  ----------------------  --------------------

Net increase/(decrease) before transfers                     5,946,945              20,697,099             5,139,852

Interfund transfers, net                                     2,097,143               5,045,450             4,657,377

Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                             (124,026)                (71,441)               24,752
                                                   --------------------  ----------------------  --------------------
Net increase                                                 7,920,062              25,671,108             9,821,981
Net assets available for benefits:
  Beginning of year                                         39,108,135              57,233,393             7,009,892
                                                   --------------------  ----------------------  --------------------
  End of year                                         $     47,028,197     $        82,904,501      $     16,831,873
                                                   ====================  ======================  ====================


                 Dominion Resources, Inc. Employee Savings Plan
       Statement of Changes in Net Assets Available for Benefits by Fund
                        For Year Ended December 31, 1997


                                                                           Participant Directed (Cont'd)
                                                 ----------------------------------------------------------------------------------

                                                      Templeton           Warburg Pincus            Premier
                                                       Foreign               Emerging               Managed              Loan
                                                     Income Fund           Growth Fund            Income Fund            Fund
                                                 -------------------  ----------------------  -------------------   ---------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)          $        101,969     $         2,946,684      $        56,494
  Dividend income                                           310,931                                      133,661
  Interest and other income                                                                               10,853           675,379
                                                 -------------------  ----------------------  -------------------   ---------------
   Total investment income                                  412,900               2,946,684              201,008           675,379
                                                 -------------------  ----------------------  -------------------   ---------------
Contributions:
  Participant (Note 1)                                    1,792,031               4,413,284              433,846
  Participating companies (Note 1)
                                                 -------------------  ----------------------  -------------------   ---------------
   Total additions                                        2,204,931               7,359,968              634,854           675,379
                                                 -------------------  ----------------------  -------------------   ---------------


Benefits paid to participants                               500,694                 649,302              182,751           789,389
Administrative expenses                                       3,046                   6,716                  620          (24,451)
                                                 -------------------  ----------------------  -------------------   ---------------
   Total deductions                                         503,740                 656,018              183,371           764,938
                                                 -------------------  ----------------------  -------------------   ---------------
Net increase/(decrease) before transfers                  1,701,191               6,703,950              451,483          (89,559)

Interfund transfers, net                                  4,957,435               6,053,378            1,245,035         2,321,434


Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                            12,896                  72,957                (367)            56,978
                                                 -------------------  ----------------------  -------------------   ---------------
Net increase                                              6,671,522              12,830,285            1,696,151         2,288,853

Net assets available for benefits:
  Beginning of year                                       4,481,600               9,735,623            1,472,790         7,441,879
                                                 -------------------  ----------------------  -------------------   ---------------

  End of year                                       $    11,153,122      $       22,565,908      $     3,168,941       $ 9,730,732
                                                 ===================  ======================  ===================   ===============

                                                         Non-Participant
                                                            Directed
                                                      ---------------------


                                                           DRI Common
                                                           Stock Fund
                                                      ---------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)               $       12,840,109
  Dividend income                                                8,043,497
  Interest and other income                                         26,390
                                                      ---------------------
   Total investment income                                      20,909,996
                                                      ---------------------
Contributions:
  Participant (Note 1)
  Participating companies (Note 1)                               7,457,675
                                                      ---------------------
   Total additions                                              28,367,671
                                                      ---------------------


Benefits paid to participants                                    9,246,479
Administrative expenses                                             54,176
                                                      ---------------------
   Total deductions                                              9,300,655
                                                      ---------------------
Net increase/(decrease) before transfers                        19,067,016

Interfund transfers, net                                      (13,269,639)


Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                                (271,410)
                                                      ---------------------
Net increase                                                     5,525,967

Net assets available for benefits:
  Beginning of year                                            125,703,216
                                                      ---------------------

  End of year                                            $     131,229,183
                                                      =====================

                 Dominion Resources, Inc. Employee Savings Plan
        Statement of Changes in Net Assets Available for Benefits by Fund
                        For Year Ended December 31, 1996


                                                                                       Participant Directed
                                                                 ----------------------------------------------------------
                                                                                           Interest           America's
                                                                      DRI Common           Bearing             Utility
                                                   Total              Stock Fund             Fund                Fund
                                            -------------------- -------------------- ------------------  ------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)     $     (7,870,296)     $   (10,396,563)     $      272,572      $    (563,467)
  Dividend income                                   18,287,095            7,563,811                                233,931
  Interest and other income                          2,047,417               28,611             444,739              1,910
                                            -------------------- -------------------- ------------------  ------------------
   Total investment income                           12,464,216          (2,804,141)            717,311           (327,626)
                                            -------------------- -------------------- ------------------  ------------------

Contributions:
  Participant (Note 1)                               22,092,365            5,206,623          1,174,359             777,461
  Participating companies (Note 1)                    7,752,850
                                            -------------------- -------------------- ------------------  ------------------
   Total additions                                   42,309,431            2,402,482          1,891,670             449,835
                                            -------------------- -------------------- ------------------  ------------------

Benefits paid to participants                        34,560,571           12,303,448          3,348,095             835,652
Administrative expenses                                 417,964              103,844             50,676               5,740
                                            -------------------- -------------------- ------------------  ------------------
   Total deductions                                  34,978,535           12,407,292          3,398,771             841,392
                                            -------------------- -------------------- ------------------  ------------------

Net increase/(decrease) before transfer               7,330,896         (10,004,810)        (1,507,101)           (391,557)

Interfund transfers, net                                      -         (16,249,140)            240,198         (2,001,426)


Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                     2,224,545              889,424             42,940

Transfer to new trust funds                                    -                            (37,015,507)       (15,992,207)
                                            -------------------- -------------------- ------------------  ------------------
Net increase/(decrease)                               9,555,441          (25,364,526)       (38,239,470)       (18,385,190)

Net assets available for benefits:
  Beginning of year                                 386,568,197          129,886,978         38,239,470          18,385,190
                                            -------------------- -------------------- ------------------  ------------------
  End of year                                  $    396,123,638     $    104,522,452   $              -    $              -
                                            ==================== ==================== ==================  ==================


                                                                           Participant Directed (continued)
                                                      ----------------------------------------------------------
                                                            Equity                                 Certus
                                                            Index              Balanced            Stable
                                                             Fund                Fund            Value Fund
                                                      ------------------  ------------------ -------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)                $    3,303,646      $      321,938         $         -
  Dividend income                                                                   261,781
  Interest and other income                                      11,505               4,941           1,239,187
                                                      ------------------  ------------------ -------------------
   Total investment income                                    3,315,151             588,660           1,239,187
                                                      ------------------  ------------------ -------------------

Contributions:
  Participant (Note 1)                                        2,242,536             973,740           2,138,842
  Participating companies (Note 1)
                                                      ------------------  ------------------ -------------------
   Total additions                                            5,557,687           1,562,400           3,378,029
                                                      ------------------  ------------------ -------------------

Benefits paid to participants                                 2,067,437             971,930           1,375,339
Administrative expenses                                          20,883               6,294              50,613
                                                      ------------------  ------------------ -------------------
   Total deductions                                           2,088,320             978,224           1,425,952
                                                      ------------------  ------------------ -------------------

Net increase/(decrease) before transfer                       3,469,367             584,176           1,952,077

Interfund transfers, net                                      7,006,247           1,600,348              93,991


Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                                                                       353,083

Transfer to new trust funds                                (48,736,048)        (22,018,467)          37,015,507
                                                      ------------------  ------------------ -------------------
Net increase/(decrease)                                    (38,260,434)        (19,833,943)          39,414,658

Net assets available for benefits:
  Beginning of year                                          38,260,434          19,833,943                   -
                                                      ------------------  ------------------ -------------------
  End of year                                          $              -    $              -     $    39,414,658
                                                      ==================  ================== ===================

                 Dominion Resources, Inc. Employee Savings Plan
        Statement of Changes in Net Assets Available for Benefits by Fund
                        For Year Ended December 31, 1996


                                                                               Participant Directed (Cont'd)
                                           ----------------------------------------------------------------------------------------
                                                                Mellon EB                           Templeton        Warburg Pincus
                                               Dreyfus        Daily Liquidity     Crabbe Huson       Foreign           Emerging
                                             Balance Fund      Index Fund        Equity Fund        Income Fund      Growth Fund
                                           ----------------------------------  ----------------  ----------------------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)    $   2,301,165    $    5,020,524      $    289,700     $    185,202        $    278,625
  Dividend income                                  768,875           875,885            23,398           79,864
  Interest and other income                         35,183             9,141
                                           ---------------- -----------------  ----------------  ---------------  ------------------
   Total investment income                       3,105,223         5,905,550           313,098          265,066             278,625
                                           ---------------- -----------------  ----------------  ---------------  ------------------

Contributions:
  Participant (Note 1)                           1,330,274         2,786,313         1,742,644          813,774           2,660,889
  Participating companies (Note 1)
                                           ---------------- -----------------  ----------------  ---------------  ------------------
   Total additions                               4,435,497         8,691,863         2,055,742        1,078,840           2,939,514
                                           ---------------- -----------------  ----------------  ---------------  ------------------

Benefits paid to participants                      792,870         1,197,651            36,828           24,142              40,385
Administrative expenses                             32,818            50,235             2,298            1,067               3,823
                                           ---------------- -----------------  ----------------  ---------------  ------------------
   Total deductions                                825,688         1,247,886            39,126           25,209              44,208
                                           ---------------- -----------------  ----------------  ---------------  ------------------

Net increase/(decrease) before transfer          3,609,809         7,443,977         2,016,616        1,053,631           2,895,306

Interfund transfers, net                        (2,539,280)        1,021,192         4,984,590        3,418,728           6,814,803


Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                   26,932            32,176             8,686            9,241              25,514

Transfer to new trust funds                     38,010,674        48,736,048
                                           ---------------- -----------------  ----------------  ---------------  ------------------
Net increase/(decrease)                         39,108,135        57,233,393         7,009,892        4,481,600           9,735,623

Net assets available for benefits:
  Beginning of year                                      -                 -                 -                -                   -
                                           ---------------- -----------------  ----------------  ---------------  ------------------
  End of year                                 $ 39,108,135     $  57,233,393    $    7,009,892     $  4,481,600      $    9,735,623
                                           ================ =================  ================  ===============  ==================


                                                                                    Non-Participant
                                                   Participant Directed (Cont'd)       Directed
                                                  ------------------------------- -------------------
                                                      Premier
                                                      Managed           Loan          DRI Common
                                                     Income Fund        Fund          Stock Fund
                                                  ------------------------------- -------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)           $     11,939                     $    (8,895,577)
  Dividend income                                         24,281                           8,455,269
  Interest and other income                                              255,615              16,585
                                                  ---------------  -------------- -------------------
   Total investment income                                36,220         255,615           (423,723)
                                                  ---------------  -------------- -------------------

Contributions:
  Participant (Note 1)                                   244,910
  Participating companies (Note 1)                                                         7,752,850
                                                  ---------------  -------------- -------------------
   Total additions                                       281,130         255,615           7,329,127
                                                  ---------------  -------------- -------------------

Benefits paid to participants                              3,591         (82,311)         11,645,514
Administrative expenses                                      301         (29,000)            118,372
                                                  ---------------  -------------- -------------------
   Total deductions                                        3,892        (111,311)         11,763,886
                                                  ---------------  -------------- -------------------

Net increase/(decrease) before transfer                  277,238         366,926          (4,434,759)

Interfund transfers, net                               1,195,210       3,139,289          (8,724,750)


Transfer of participants' assets to/(from)
  the Plan (to)/from other plans:                            342           9,478             826,729

Transfer to new trust funds
                                                  ---------------  -------------- -------------------
Net increase/(decrease)                                1,472,790       3,515,693         (12,332,780)

Net assets available for benefits:
  Beginning of year                                            -       3,926,186         138,035,996
                                                  ---------------  -------------- -------------------
  End of year                                       $  1,472,790      $7,441,879      $  125,703,216
                                                  ===============  ============== ===================

                 Dominion Resources, Inc. Employee Savings Plan
        Statement of Changes in Net Assets Available for Benefits by Fund
                        For Year Ended December 31, 1995



                                                                                    Participant Directed
                                                              --------------------------------------------------------------------
                                                                                    Interest        America's         Equity
                                                                  DRI Common        Bearing          Utility           Index
                                                  Total          Stock Fund           Fund             Fund            Fund
                                            ----------------- ----------------- ----------------  --------------  ---------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)        $50,082,305     $  18,176,998      $ 2,355,598      $3,769,694       $7,719,012
  Dividend income                                 19,244,113         8,303,336                          752,087          378,731
  Interest and other income                          892,225            34,512          476,794           3,225           29,425
                                            ----------------- ----------------- ----------------  --------------  ---------------
   Total investment income                        70,218,643        26,514,846        2,832,392       4,525,006        8,127,168
                                            ----------------- ----------------- ----------------  --------------  ---------------

Contributions:
  Participant (Note 1)                            22,329,543        11,092,552        3,402,032       1,944,346        3,890,588
  Participating companies (Note 1)                 8,363,366
                                            ----------------- ----------------- ----------------  --------------  ---------------
   Total additions                               100,911,552        37,607,398        6,234,424       6,469,352       12,017,756
                                            ----------------- ----------------- ----------------  --------------  ---------------

Benefits paid to participants                     40,517,577        14,078,153        5,714,483       1,137,853        2,958,019
Administrative expenses                              346,936            97,263           87,264          12,595           30,450
                                            ----------------- ----------------- ----------------  --------------  ---------------
   Total deductions                               40,864,513        14,175,416        5,801,747       1,150,448        2,988,469
                                            ----------------- ----------------- ----------------  --------------  ---------------

Net increase/(decrease) before transfers          60,047,039        23,431,982          432,677       5,318,904        9,029,287

Interfund transfers, net                                   -       (12,006,936)      (1,836,902)       (679,631)      10,644,834

Transfer of participants' assets to/(from)
   the Plan (to)/from other plans:                   325,430           146,033           24,765
                                            ----------------- ----------------- ----------------  --------------  ---------------

Net increase/(decrease)                           60,372,469        11,571,079       (1,379,460)      4,639,273       19,674,121

Net assets available for benefits:
  Beginning of year                              326,195,728       118,315,899       39,618,930      13,745,917       18,586,313
                                            ----------------- ----------------- ----------------  --------------  ---------------
  End of year                                   $386,568,197      $129,886,978      $38,239,470    $18,385,190       $38,260,434
                                            ================= ================= ================  ==============  ===============



                                                                                      Non-Participant
                                                   Participant Directed (Cont'd)         Directed
                                                  -------------------------------  ---------------------
                                                     Balanced           Loan            DRI Common
                                                       Fund             Fund            Stock Fund
                                                  ---------------  --------------  ---------------------
Investment income:
  Net appreciation/(depreciation)
    in fair value of investments (Note 5)             $1,622,941               -     $       16,438,062
  Dividend income                                      1,345,653                              8,464,306
  Interest and other income                                5,021         318,664                 24,584
                                                  ---------------  --------------  ---------------------
   Total investment income                             2,973,615         318,664             24,926,952
                                                  ---------------  --------------  ---------------------

Contributions:
  Participant (Note 1)                                 2,000,025
  Participating companies (Note 1)                                                            8,363,366
                                                  ---------------  --------------  ---------------------
   Total additions                                     4,973,640         318,664             33,290,318
                                                  ---------------  --------------  ---------------------

Benefits paid to participants                          1,594,519         139,348             14,895,202
Administrative expenses                                   12,025           8,190                 99,149
                                                  ---------------  --------------  ---------------------
   Total deductions                                    1,606,544         147,538             14,994,351
                                                  ---------------  --------------  ---------------------

Net increase/(decrease) before transfers               3,367,096         171,126             18,295,967

Interfund transfers, net                               4,530,386      (1,142,676)               490,925

Transfer of participants' assets to/(from)
   the Plan (to)/from other plans:                                                              154,632
                                                  ---------------  --------------  ---------------------

Net increase/(decrease)                                7,897,482        (971,550)            18,941,524

Net assets available for benefits:
  Beginning of year                                   11,936,461       4,897,736            119,094,472
                                                  ---------------  --------------  ---------------------
  End of year                                        $19,833,943     $ 3,926,186      $     138,035,996
                                                  ===============  ==============  =====================


8.       PLAN INTEREST IN THE CERTUS STABLE VALUE FUND

         The Plan's investments are in a Master Trust which was established for the investment of assets for the Plan and several other Company sponsored plans (the Virginia Power Hourly Employee Savings Plan and the Dominion Subsidiary Savings Plan). The assets of the Master Trust are held by Mellon Bank. As of December 31, 1997 and 1996, the assets of the Master Trust were separately maintained by each Company sponsored plan, with the exception of the Certus Stable Value Fund (Certus Fund). As of December 31, 1997 and 1996, the Plan's interest in the net assets of the Certus Fund was approximately 70% and 69%, respectively. Investment income and administrative expenses relating to the Certus Fund are allocated to the individual plans based upon average monthly balances invested by each Plan.

         The  following   table   presents  the  fair  value  of  the  undivided
         investments in the Certus Fund:

                                                        December 31,
         Investments at fair value:               1997               1996
                                            ------------------------------------
           Guaranteed Investment Contracts      $ 58,085,100       $ 52,832,197
           Common/collective trust                 7,012,518          5,098,631
                                            -----------------  -----------------

         Total                                  $ 65,097,618       $ 57,930,828
                                            =================  =================

         Investment income for the
           Certus Stable Value                           December 31,
           Fund is as follows:                    1997               1996
                                            ------------------------------------


           Net appreciation in fair
            value of investments               $     426,972      $     792,346
           Interest                                3,883,054          1,928,461
                                            -----------------  -----------------
         Total                                  $  4,310,026       $  2,720,807
                                            =================  =================

9.       VALUATION OF INVESTMENT CONTRACTS

         Effective June 1, 1996, the Plan adopted the provisions of AICPA Statement of Position 94-4, "Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined-Contribution Pension Plans". The Plans investment contracts are fully-benefit responsive and have been presented on the financial statements at contract value. The Plan's portion of the contracts have an estimated value of $44,875,042 and $39,404,775 at December 31, 1997 and 1996, respectively. The underlying investment contracts are carried at variable and fixed rates with expiration dates through 2007. The variable rates are reviewed and adjusted quarterly. The average yield on the contracts are estimated at 6.57% and 6.54% at December 31, 1997 and December 31, 1996.

10.      TAX STATUS

         The Plan is a qualified employees' profit sharing trust under Sections 401(a) and 401(k) of the Internal Revenue Code and, as such, is exempt from Federal income taxes under Section 501(a). Pursuant to Section 402(a) of the Internal Revenue Code, a participant is not taxed on the income and pre-tax contributions allocated to the participant's account until such time as the participant or the participant's beneficiaries receive distributions from the Plan.

         The Plan obtained its latest determination letter on November 9, 1993, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Company believes that the Plan is currently designed and operating in compliance with the applicable requirements of the Internal Revenue Code.

11.      SUBSEQUENT EVENT

         During the first quarter of 1998, the Board of Directors of the Company approved an amendment to the Plan that adopts a KSOP provision (combines the features of a 401K and an Employee Stock Ownership Plan) effective May 1, 1998. The KSOP allows participants the choice of (1) receiving cash dividends paid on vested shares held in their DRI Common Stock Fund or (2) continuing to reinvest the dividends in the fund.

         In addition, effective May 1, 1998, the new maximum contribution rates for hourly employees are 15 percent for pre-tax; 20 percent for after-tax, and 2 to 20 percent for combined contributions.

                            DOMINION RESOURCES, INC.
                             EMPLOYEE SAVINGS PLAN
                 SUPPLEMENTAL SCHEDULE AS OF DECEMBER 31, 1997
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                                                                                               Current
                      Description                                    Cost                       Value
--------------------------------------------------------    -----------------------    ------------------------
Dominion Resources, Inc., Common Stock                           $     209,371,600           $     227,358,045
                                                            -----------------------    ------------------------

Interest in Certus Stable Value Fund

      Certus Stable Value Fund                                          44,640,390                  44,640,390
                                                            -----------------------    ------------------------


Common/Collective Trusts

      DRI Common Stock Fund                                                451,360                     451,360
      Loan Fund                                                            112,524                     112,524
      Mellon S&P 500 Index Daily Fund                                   82,349,304                  82,903,904
                                                            -----------------------    ------------------------
                                                                        82,913,188                  83,467,788
                                                            -----------------------    ------------------------

 Mutual Funds
       Crabbe Huson Equity Fund Inc.                                    17,196,836                  16,949,424
       Dreyfus Balanced Fund Inc.                                       47,162,591                  47,064,871
       Premier Managed Income Fund                                       3,171,878                   3,176,350
       Templeton Foreign Fund Inc.                                      11,352,747                  11,224,996
       Warburg Pincus Emerging Growth Fund                              22,384,540                  22,681,072
                                                            -----------------------    ------------------------

                                                                       101,268,592                 101,096,713
                                                            -----------------------    ------------------------

 Loans to Participants                                                   9,620,638                   9,620,638
                                                            -----------------------    ------------------------

 Total Assets Held for Investment                                $     447,814,408           $     466,183,574
                                                            =======================    ========================


                            DOMINION RESOURCES, INC.
                              EMPLOYEE SAVINGS PLAN
                  SUPPLEMENTAL SCHEDULE AS OF DECEMBER 31, 1997
                 ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS




The assets of the Dominion Resources, Inc. Employee Savings Plan were combined with the assets of the Virginia Power Hourly Employee Savings Plan and the Dominion Subsidiary Savings Plan in a master trust for investment purposes until June 1, 1996. Effective June 1, 1996, a new master trust was established which does not combine the assets of the Dominion Resources, Inc. Employee Savings Plan with the assets of the Virginia Power Hourly Employee Savings Plan and the Dominion Subsidiary Savings Plan, except for the Certus Stable Value Fund. Such schedules report the 5% transactions, which transpired in 1997 for the master trusts, were filed in paper format as Exhibit 99(i).